UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K
__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2012
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UNITED CONTINENTAL HOLDINGS, INC.
UNITED AIR LINES, INC.
 (Exact name of registrant as specified in its charter)
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Delaware	001-06033	36-2675207
Delaware	001-11355	36-2675206
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

77 W. Wacker Drive, Chicago, IL	60601
77 W. Wacker Drive, Chicago, IL	60601
(Address of principal executive offices)	(Zip Code)

(312) 997-8000
(312) 997-8000
 (Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)
__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                   Entry Into a Material Definitive Agreement.

On December 31, 2012, United Continental Holdings, Inc. (formerly known as UAL Corporation) (the “Company”) and United Air Lines, Inc. (“United”), a wholly-owned subsidiary of the Company, entered into an agreement (the “Agreement”) with the Pension Benefit Guaranty Corporation (the “PBGC”) providing for, among other things, the amendment and restatement of (i) the Indenture, dated as of February 1, 2006 (the “Original Indenture” and, as so amended and restated, the “Amended Indenture” ), among the Company, as issuer, United, as guarantor, and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as trustee (the “Trustee”); (ii) $326,192,000 principal amount of the Company’s 6% Senior Notes due 2031 (the “Original 6% Notes”) issued pursuant to the Original Indenture to be $326,192,000 principal amount of new 6% Notes due 2026 (the “Series A Notes”) of the Company, guaranteed by United, issued pursuant to the Amended Indenture; (iii) $326,191,000 principal amount of the Original 6% Notes issued pursuant to the Original Indenture to be $326,191,000 principal amount of new 6% Notes due 2028 (the “Series B Notes”) of the Company, guaranteed by United, issued pursuant to the Amended Indenture; and (iv) $125,000,000 principal amount of the Company’s 8% Contingent Senior Notes (together with the Original 6% Notes, the “Original Notes”) issued pursuant to the Original Indenture to be $400,000,000 principal amount of new 8% Notes due 2024 (the “Series C Notes” and, together with the Series A Notes and the Series B Notes, the “New Notes”) of the Company, guaranteed by United, issued pursuant to the Amended Indenture.

The Series A Notes and Series B Notes will bear interest at a rate per annum of 6%, and the Series C Notes will bear interest at a rate per annum of 8%.  Accrued interest on the New Notes will be payable on January 15 and July 15 of each year, commencing July 15, 2013, to the persons in whose names the applicable New Notes are registered at the close of business on the immediately preceding January 1 and July 1, respectively.  The outstanding principal amount of the Series A Notes is due on July 15, 2026, of the Series B Notes is due on July 15, 2028 and of the Series C Notes is due on July 15, 2024.  The New Notes may be redeemed at the option of the Company at any time, in whole or in part, at a redemption price of 100% of the principal amount of the New Notes to be redeemed, plus accrued and unpaid interest thereon to the redemption date, but without premium or penalty.  The indebtedness evidenced by the New Notes may be accelerated upon the occurrence of events of default under the Amended Indenture which are customary for securities of this nature.

Under the Agreement, the Company and United agreed to execute and deliver the Amended Indenture, and the PBGC agreed to consent, as the sole beneficial owner of the Original Notes, to the amendment and restatement of the Original Indenture and the Original Notes, subject to the preparation and execution of necessary and customary documentation required under the Original Indenture and the Amended Indenture or by The Depository Trust Company and the execution of the Amended Indenture by the Trustee.

Item 2.03.                   Creation of Direct Financial Obligation.

The information described under Item 1.01 above "Entry Into a Material Definitive Agreement" is incorporated herein by reference.

Item 9.01.                   Exhibits.

Exhibit No.	Description
4.1

Form of Amended and Restated Indenture, among United Continental Holdings, Inc., United Air Lines, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee -- filed as Exhibit T3C to Form T-3 of United Continental Holdings, Inc. and United Air Lines, Inc. (File No. 022-28984) dated December 27, 2012 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

UNITED CONTINENTAL HOLDINGS, INC. UNITED AIR LINES, INC.

Dated: January 7, 2013	By:	/s/ Chris Kenny
Chris Kenny
Vice President and Controller

INDEX TO EXHIBITS

Exhibit No.	Description
4.1

Form of Amended and Restated Indenture, among United Continental Holdings, Inc., United Air Lines, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee -- filed as Exhibit T3C to Form T-3 of United Continental Holdings, Inc. and United Air Lines, Inc. (File No. 022-28984) dated December 27, 2012 and incorporated herein by reference.